UNITED STATES
SECURITIES AND EXCHANGE COMMISSON
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 12, 2019

UTG, INC
(Exact name of registrant as specified in its charter)

Delaware	0-16867	20-2907892
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

205 North Depot Street, Stanford, Kentucky	40484
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 217-241-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.07 – Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders of UTG, Inc. was held on June 12, 2019 at which the following matters were submitted to a vote of shareholders:

(a)	Votes regarding the election of nine directors:

Name	For	Withheld	Broker Non-Votes
Jesse T. Correll	2,518,107	13,030	372,688
Preston H. Correll	2,530,490	647	372,688
John M. Cortines	2,530,851	286	372,688
Thomas F. Darden, II	2,518,408	12,729	372,688
Howard L. Dayton, Jr.	2,517,895	13,242	372,688
Thomas E. Harmon	2,518,408	12,729	372,688
Gabriel J. Molnar	2,518,368	12,769	372,688
Peter L. Ochs	2,518,348	12,789	372,688
James P. Rousey	2,518,348	12,789	372,688

(b)	Votes regarding the non-binding, advisory basis, compensation of the Company’s named executive officers:

For	Against	Abstain
2,497,317	8,277	29,711

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UTG, INC.

Date: June 12, 2019	By:	/s/ Theodore C. Miller
Theodore C. Miller
Senior Vice President
and Chief Financial Officer